UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22329

Nuveen Mortgage Opportunity Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report June 30, 2014

JLS

Nuveen Mortgage Opportunity Term Fund

JMT

Nuveen Mortgage Opportunity Term Fund 2

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF's asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen's change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund's sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund's operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund's sub-adviser(s). The new agreements have been approved by shareholders of your fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Manager's Comments	5
Fund Leverage	7
Share Information	8
Risk Considerations	10
Performance Overview and Holding Summaries	12
Portfolios of Investments	14
Statement of Assets & Liabilities	24
Statement of Operations	25
Statement of Changes in Net Assets	26
Statement of Cash Flows	27
Financial Highlights	28
Notes to Financial Statements	30
Additional Fund Information	41
Glossary of Terms Used in this Report	42
Reinvest Automatically, Easily and Conveniently	44
Annual Investment Agreement Approval Process	45

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan's deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
August 25, 2014

Nuveen Investments

Portfolio Manager's

Comments

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen Investments, Inc. NFA is responsible for determining each Fund's overall investment strategy and monitoring the performance of Wellington Management Company, LLP (Wellington Management), the sub-adviser for both Funds.

Wellington Management is responsible for implementing each Fund's direct investments in mortgage-backed securities and other permitted investments. Michael Garrett serves as portfolio manager for these Funds.

Here Michael talks about his management strategy and the performance of the Funds for six-month reporting period ended June 30, 2014.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2014?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, primarily non-agency RMBS and CMBS. Both JLS and JMT may be leveraged directly to a maximum effective leverage of 33% of total net asset value. The Funds have a limited term of ten years from each Fund's inception, (JLS – 11/25/09 and JMT – 2/23/10), at which time all net asset value will be distributed to shareholders of record.

During the reporting period, we remained constructive on CMBS, but continued to believe that the non-agency RMBS sector offered better relative value and we positioned the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect against downside risk in the event of a prolonged path toward economic recovery.

CMBS posted positive returns during the six-month reporting period. The performance occurred in both the first and second quarter in spite of a below trend, albeit an improving macro environment, emerging market contagion and persistent geopolitical risks. Valuations remain relatively attractive with room for spread tightening, as the sector has lagged the broader credit rally over the past year. Commercial property prices continued their advance, according to the Moody's/RCA Commercial Property Price IndexTM (CPPI), which gained 1.3% in April (most recent data available at the time this report was prepared) and stands about 5% below the 2007 pre-crisis peak. Prices in major markets have exceeded their previous peak by about 7%, while non-major markets are still about 14% below peak. New issue volume was solid, with over $41 billion being priced. However, we continue to monitor the deteriorating underwriting standards. We do not expect standards to revisit pre-crisis levels, but we are watching new underwriting carefully. In contrast to

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

Portfolio Manager's Comments (continued)

2005 – 2007, when loan leverage increased with no commensurate increase in subordination, however, rating agencies have responded by requiring increasing credit enhancement on recent deals. Continued economic recovery, coupled with an uptick in demand and limited new construction, bodes well for the longer term health of the sector.

The non-agency RMBS market generated positive returns during the six-month reporting period. Housing data regained the momentum that had been missing since mid-2013, as both existing and pending home sales improved significantly and beat expectations. Also, the moderation of home price appreciation that we were expecting began to be evident. The Case-Schiller Index registered a 10.8% year-over-year gain in April 2014 (most recent data available at the time this report was prepared): still strong, but lower than the 13.4% gain we saw in 2013. The performance of non-agency collateral remains generally solid as defaults continue to improve. However, losses have continued to drift higher in the subprime sector, which is an area of some concern.

In 2014, we expect the rate of home price appreciation and credit performance to normalize, improving at a slower pace than 2013, but still in the mid-single digit range. We believe that this is still a positive environment for the housing market, and consequently, we maintain our constructive outlook on the non-agency RMBS sector. Overall, we believe the non-agency RMBS sector will continue to offer better risk-adjusted return potential relative to other fixed-income sectors.

How did the Funds perform during this six-month reporting period ended June 30, 2014?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Funds for the six-month, one-year and since inception periods ended June 30, 2014. For the six-month reporting period, the Funds' total returns at net asset value (NAV) outperformed the Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market over these periods, but not the specific MBS market in which the Funds primarily invest. The total returns of the Funds were positive, as interest rates declined and asset spreads generally tightened.

The Funds' allocation to the non-agency RMBS sector, including prime, alternative-A (Alt-A), subprime and Freddie Mac and Fannie Mae credit risk transfer deals, was the primary contributor to returns during the reporting period. The Funds' exposure to the CMBS sector also benefited performance as it posted positive absolute total returns, driven by legacy and multi-family CMBS. The Funds' allocation to agency collateralized mortgage obligations (CMOs) also positively impacted returns during the period. However, we reduced our exposure, selling agency CMOs where we believe the performance potential has largely been realized. Our approach to sector allocation has remained consistent since the Funds' launch. While we are positive toward CMBS, we continue to favor residential credit from a relative value perspective and have a bias to the highest quality collateral types within each sector. With an emphasis on the long term, we continued to focus on finding opportunities to add securities we feel were best positioned to provide stability of principal and attractive income over the duration of the Funds' limited terms.

JLS shorted five and ten year U.S. Treasury futures, while JMT shorted five year U.S. Treasury futures to hedge against rises in interest rates during the reporting period. These positions had a modestly negative impact on performance during the reporting period. In addition, the Funds briefly held call options on U.S. Treasury futures to protect against continued volatility in the case credit spreads where to widen, which contributed a small positive amount to performance during the period.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds' use of leverage through the use of bank borrowings and reverse repurchase agreements. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Funds decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Funds generally are rising. The Funds' use of leverage through their investments in reverse repurchase agreements and bank borrowings had a positive effect on performance over this reporting period.

As of June 30, 2014, the Funds' percentages of leverage are as shown in the accompanying table.

	JLS	JMT
Effective Leverage*	25.71%	26.69%
Regulatory Leverage*	25.71%	26.69%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE

During the period, the Funds employed leverage through bank borrowings and reverse repurchase agreements. The Funds have ceased the use of reverse repurchase agreements during the reporting period. As of June 30, 2014, the values of the Funds' outstanding bank borrowings are as shown in the accompanying table.

	JLS	JMT
Bank Borrowings	$147,200,000	$46,200,000

Refer to Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives and Note 8 – Borrowing Agreements for further details.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund's distributions is current as of June 30, 2014. Each Fund's distribution levels may vary over time based on each Fund's investment activities and portfolio investment value changes.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's cash flows from investment strategies. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategy. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from cash flows (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

The following table provides estimated information regarding each Fund's distributions and total return performance for the six months ended June 30, 2014. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet their distributions.

As of June 30, 2014	JLS	JMT
Inception date	11/25/09	2/23/10
Six months ended June 30, 2014:
Per share distribution:
From net investment income	$0.52	$0.53
From realized capital gains	0.27	0.27
Return of capital	0.00	0.00
Total per share distribution	$0.79	$0.80
Annualized distribution rate on NAV	5.90%	6.14%
Current distribution rate*	6.17%	6.43%
Average annual total returns:
6-Month (cumulative) on NAV	6.71%	7.11%
1-Year on NAV	12.44%	12.43%
Since inception on NAV	11.45%	11.66%

*  Current distribution rate is based on each Fund's current annualized monthly distribution divided by the Fund's current market price. Each Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

SHARE REPURCHASES

As of June 30, 2014, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired shares as shown in the accompanying table.

	JLS	JMT
Shares Cumulatively Repurchased and Retired	0	0
Shares Authorized for Repurchase	1,590,000	485,000

OTHER SHARE INFORMATION

As of June 30, 2014, and during the current reporting period, the share prices of the Funds were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JLS	JMT
NAV	$26.77	$26.05
Share Price	$24.60	$23.80
Premium/(Discount) to NAV	(8.11)%	(8.64)%
6-Month Average Premium/(Discount) to NAV	(9.30)%	(8.85)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Mortgage-Backed Securities (MBS) Risk. Investing in MBS entails various risks, including credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, and geographical concentration risks.

Limited Term Risk. It is anticipated that JLS will terminate on or before November 30, 2019 and JMT will terminate on or before February 28, 2020, although each could terminate sooner or later under certain conditions. Because the assets of the Funds will be liquidated in connection with their respective terminations, each may be required to sell portfolio securities when they otherwise would not desire to do so, including at times when market conditions are not favorable, which may cause them to lose money.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Prepayment Risk. MBS represent an interest in a pool of mortgages. These mortgages typically permit borrowers to prepay amounts owing, often with no penalty. The relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage-related and asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, the total return and maturity of mortgage-related and asset-backed securities may be difficult to predict precisely. To the extent that a Fund purchases mortgage-related securities at a premium, prepayments may result in loss of the Fund's principal investment to the extent of any unamortized premium.

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund

Performance Overview and Holding Summaries as of June 30, 2014

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[1]
JLS at NAV	6.71%	12.44%	11.45%
JLS at Share Price	9.83%	7.89%	8.68%
Barclays U.S. Aggregate Bond Index	3.93%	4.37%	4.13%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	132.8%
Asset-Backed Securities	0.4%
Short-Term Investments	1.6%
Borrowings	(34.6)%
Other Assets Less Liabilities	(0.2)%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	4.7%
AA	1.1%
A	1.4%
BBB	4.2%
BB or Lower	85.2%
N/R (not rated)	3.4%

1  Since inception returns are from 11/25/09.

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2

Performance Overview and Holding Summaries as of June 30, 2014

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[1]
JMT at NAV	7.11%	12.43%	11.66%
JMT at Share Price	7.15%	7.46%	8.68%
Barclays U.S. Aggregate Bond Index	3.93%	4.37%	4.30%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	135.0%
Asset-Backed Securities	0.5%
Short-Term Investments	1.0%
Borrowings	(36.4)%
Other Assets Less Liabilities	(0.1)%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	3.7%
AA	1.1%
A	1.5%
BBB	3.7%
BB or Lower	86.7%
N/R (not rated)	3.3%

1  Since inception returns are from 2/23/10.

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund

Portfolio of Investments  June 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 133.2% (98.9% of Total Investments)
	MORTGAGE-BACKED SECURITIES – 132.8% (98.5% of Total Investments)
	Residential – 132.8%
$2,700	American Credit Auto Receivables 12-3D	5.000%	9/15/15	BB	$2,741,999
1,835	AmeriCredit Automobile Receivables Trust, Series 2010-2 Class E, 144A	8.660%	10/10/17	AA	1,862,853
6,500	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2, 144A	0.680%	10/25/35	B–	5,135,910
8,837	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.398%	9/25/36	CCC	6,279,458
3,266	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	2,660,215
7,800	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-G	0.457%	7/20/36	B1	7,200,796
3,776	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	3,551,136
916	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.860%	5/20/36	Caa2	864,857
7,544	Bank of America Funding Trust, 2007-A 2A1	0.352%	2/20/47	CCC	6,557,992
8,434	BCAP LLC Trust, Mortgage Pass-Through Certificates,Series 2006-AA2	0.360%	1/25/37	Caa3	6,361,394
6,684	BCAP LLC Trust, Mortgage Pass-Through Certificates,Series 2007 AA1 2A1	0.370%	3/25/37	Caa3	5,449,032
3,434	Bear Stearns Adjustable Rate Mortgage Trust 2005-3	2.738%	6/25/35	Caa2	3,193,212
4,225	Bear Stearns Adjustable Rate Mortgage Trust 2007-5	5.308%	8/25/47	D	3,901,470
1,152	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	5.750%	7/25/36	D	959,011
4,688	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.756%	10/25/36	D	3,750,669
7,509	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.975%	6/25/47	D	6,814,727
1,653	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	5.456%	2/25/36	Caa3	1,307,040
6,739	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.638%	2/25/36	Caa3	5,976,634
5,343	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	5.167%	2/25/47	D	4,608,633
3,593	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	2.831%	2/25/47	D	2,873,877
5,643	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	0.350%	6/25/46	Ca	3,753,724
6,151	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	2.854%	8/25/46	Ca	4,506,627
2,210	Bear Stearns Asset Backed Securities I Trust 2002-EC2	0.590%	2/25/36	BBB	2,103,458
2,175	Bear Stearns Commercial Mortgage Securities Trust, Pass-Through Certificates 2007-WR16	5.706%	6/11/40	B1	2,253,148
2,533	CAI Funding II Limited, Series 2012-1A, 144A	3.470%	10/25/27	A	2,562,647
6,490	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5	0.670%	10/25/35	BB–	5,645,151
6,985	Carrington Securities LP, Mortgage Loan Trust Assset-Backed Pass-Through Certificates Series 2007-HE1	0.340%	6/25/37	Caa1	6,020,190
6,833	Chaseflex Trust Series 2007-2	0.470%	5/25/37	CCC	6,044,653
2,066	Citgroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR4	5.198%	3/25/37	D	1,641,013
1,462	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	2.921%	3/25/36	Caa3	1,331,664
8,462	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.410%	1/25/37	CCC	6,211,133
2,339	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, sEROES 2005-3	2.846%	8/25/35	Caa2	2,172,617
1,722	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	2.851%	7/25/37	Caa3	1,537,257
2,433	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	5.023%	11/25/36	D	1,862,554
3,576	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.912%	11/25/36	D	2,986,919
3,820	Commercial Mortgage Pass-Through Certificates Series 2012-CR4, 144A	4.579%	10/15/45	BBB–	3,707,448
2,563	Countrywide Alternative Loan Trust, Mortgage Pass-Through Cerftificates, Series 2005-63	5.460%	11/25/35	Ca	2,102,005
696	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	526,709
5,590	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19	6.000%	8/25/37	D	4,629,173
2,328	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Caa3	1,930,299
127	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY5R	5.544%	3/25/47	Caa2	125,494
6,762	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.292%	8/25/37	Caa3	5,588,583
2,477	Countrywide Asset Backed Certificates Trust 2005-IM1	0.590%	11/25/35	BBB+	2,266,467
3,722	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.340%	3/25/47	AAA	3,115,878
2,476	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.648%	3/20/36	CCC	2,071,911
1,428	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	3.323%	2/20/36	Caa3	1,206,473
5,379	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	5.207%	11/20/35	Caa3	4,945,387
900	Countrywide Home Loans Mortgage Pass-Through Trust Certificates Series 2007-HY5	5.465%	9/25/37	D	841,085
6,900	Countrywide Home Loans Mortgage Pass- Through Trust, Series 2007-HY1 1A1	3.116%	4/25/37	D	5,797,885
4,759	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.460%	11/25/35	B+	4,415,360
5,833	Credit Suisse Adjustable Rate Mortgage Trust 2006-3, Pass-Through Certificates	0.271%	8/25/36	CCC	3,665,666
969	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.400%	6/25/37	Caa3	762,086

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$3,811	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certifcates Series 2005-12	2.979%	3/25/36	Caa3	$2,989,024
1,277	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	2.704%	5/25/36	D	1,191,168
815	Fannie Mae Connecticut Avenue Securities, Series 2014-C02	2.748%	5/25/24	N/R	814,999
2,790	Fannie Mae Connecticut Avenue Securities, Series 2013-C01	5.424%	10/25/23	N/R	3,357,690
995	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	4.562%	1/25/24	N/R	1,132,984
5,177	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.459%	5/15/36	Aaa	868,218
6,172	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.429%	7/15/36	Aaa	837,735
6,500	First Franklin Mortgage Loan Trust, Collateralized Mortgage Obligation, Series 2005-FFH3	0.720%	9/25/35	B1	6,042,160
3,674	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Caa3	3,118,391
3,325	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Caa3	2,822,885
7,173	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-FA8	0.690%	2/25/37	Caa3	4,510,521
2,586	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	2.260%	9/25/35	Caa2	2,283,709
228	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.598%	5/25/37	D	185,945
2,265	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.516%	8/25/37	D	1,882,785
7,310	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	4.500%	6/25/42	N/R	1,395,187
5,400	Freddie Mac Mulitfamily Strucured Pass-Through Certificates, Series K701, (I/O)	2.108%	7/25/48	Aaa	349,061
4,882	Freddie Mac Multi-Class Certificates, (I/O)	6.109%	8/15/35	Aaa	674,256
920	Freddie Mac Multi-Class Certificates, (I/O)	6.959%	6/15/36	Aaa	140,282
2,629	Freddie Mac Multi-Class Certificates, (I/O)	6.809%	8/15/36	Aaa	410,549
2,872	Freddie Mac Multi-Class Certificates, (I/O)	6.209%	6/15/39	Aaa	319,552
2,516	Freddie Mac Multi-Class Certificates, (I/O)	6.009%	10/15/39	Aaa	313,693
4,924	Freddie Mac Multi-Class Certificates, (I/O)	6.259%	2/15/40	Aaa	672,135
4,000	Freddie Mac Multifamily Mortgage Trust, Series 2011-K704, 144A	4.687%	10/25/30	AA+	4,315,176
2,870	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2010-K6, 144A	5.357%	12/25/46	Aaa	3,222,703
1,210	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K710, 144A	3.949%	6/25/47	A–	1,268,395
5,122	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2013-K31, 144A	3.626%	7/25/46	Baa3	4,990,604
1,491	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2014-K38, 144A	4.636%	6/25/47	BBB+	1,547,225
1,150	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2014-K715, 144A	4.265%	2/25/46	Baa2	1,186,325
6,950	Freddie Mac Multifamily Structured Pass-Through Certificates K036, (I/O)	2.110%	12/25/41	Aaa	1,130,424
17,405	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.750%	11/25/40	Aaa	2,131,782
11,406	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.712%	7/25/41	Aaa	1,391,194
16,460	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.726%	5/25/23	Aaa	2,126,092
9,800	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.281%	1/25/24	N/R	1,687,207
11,060	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715, (I/O)	2.084%	2/25/41	N/R	1,310,322
6,257	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01, (I/O)	1.969%	7/25/40	Aaa	838,196
1,630	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.884%	1/25/43	Aaa	261,098
13,675	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012, (I/O)	2.288%	1/25/41	Aaa	1,780,727
775	Freddie Mac MultiFamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.558%	1/25/47	A–	806,525
15,800	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.619%	8/25/40	Aaa	1,172,028
5,166	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5	3.478%	9/19/35	CCC	5,104,578
4,680	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	D	3,905,291
4,026	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.909%	4/19/36	Caa3	3,621,400
4,492	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2	0.420%	3/25/36	Caa3	3,941,531
7,043	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.640%	8/25/37	CCC	6,024,169
451	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	2.837%	3/25/47	D	395,380
7,412	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	2.774%	1/25/36	D	6,870,059
1,698	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	379,229
4,642	Granite Master Issuer PLC Series 2006-3	0.272%	12/20/54	AAA	4,599,276
2,220	GSAA Home Equity Trust Series 2007-5	0.311%	5/25/37	CCC	1,213,385
3,001	GSAA Home Equity Trust Series 2007-5	5.788%	3/25/47	CCC	2,137,237

Nuveen Investments

JLS  Nuveen Mortgage Opportunity Term Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$4,136	GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR2	2.732%	4/25/36	D	$3,543,192
4,050	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	2.868%	5/25/47	D	3,423,010
5,769	HarborView Mortgage Loan Trust 2006-12	0.421%	12/19/36	CC	3,837,145
7,343	HomeBanc Mortgage Trust, Mortgage Backed Notes 2005-5	0.444%	1/25/36	Caa1	6,256,955
4,046	HSI Asset Securitization Corporation, Mortgage Pass-Through Certificates, Series 2006-HE1	0.300%	10/25/36	CCC	2,140,426
2,000	Impac Secured Assets Corporation 2004-3	1.656%	11/25/34	Baa1	1,649,424
1,860	IndyMac INDA Mortgage Loan Trust, Series 2006-AR1	5.332%	8/25/36	B2	1,840,099
3,691	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.715%	7/25/37	Caa2	3,414,045
708	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.509%	11/25/35	Caa3	601,015
3,118	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.310%	7/25/36	D	2,430,634
7,261	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.187%	6/25/37	Ca	5,558,006
1,869	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.783%	6/25/36	Caa2	1,609,233
3,300	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates 2006-S4	5.960%	12/25/36	CC	2,760,566
4,170	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.480%	5/15/45	Baa2	4,447,972
1,273	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	1,082,292
5,880	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A8	0.570%	1/25/37	Caa3	3,925,993
5,000	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	5,040,755
2,300	JPMorgan Chase Commerical Mortgage Trust, Commerical Mortage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Ba1	2,432,945
4,200	JPMorgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	0.450%	5/25/37	B3	3,184,684
4,058	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	4.788%	10/25/36	Caa2	3,485,971
689	JPMorgan Mortgage Trust, Mortgage Pass-Through Certifcates, Series 2007-A4	2.781%	6/25/37	D	581,440
2,500	LB UBS Commercial Mortgage Trust, Series 2006-C4	5.886%	6/15/38	Ba2	2,665,278
4,446	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	5.800%	8/25/36	Caa2	4,036,073
6,823	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.124%	6/25/37	D	5,384,038
4,465	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.610%	12/25/35	CCC	4,310,551
3,800	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 AM	5.749%	6/12/50	B–	3,999,333
3,900	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.894%	8/12/49	BB	4,128,287
7,660	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 2006-HE1	0.469%	1/25/36	CCC	6,782,378
4,130	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8	5.678%	3/12/44	Ba1	4,205,806
2,045	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.546%	10/12/52	Baa3	2,102,961
1,525	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates	5.546%	10/12/52	Ba1	1,529,160
	2006-TOP21, 144A
4,000	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.691%	4/15/49	Ba2	4,259,888
3,850	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	B1	3,951,417
3,138	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.803%	3/25/36	Caa3	2,669,299
5,617	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	0.450%	12/25/35	BB+	5,255,033
7,002	Mortgage-IT Trust 2005-4	0.446%	10/25/35	BB+	6,415,652
2,574	Opteum Mortgage Acceptance Corporation, Asset backed Pass-Through Certificates, Series 2006-1	0.466%	4/25/36	CCC	2,213,565
619	Popular Asset Backed Securities Mortgage Pass-Through Trust 2005-2 M1	5.417%	4/25/35	B1	517,773
4,377	Renaissance Home Equity Loan Trust 2005-3	4.934%	8/25/35	Ba3	4,244,638
4,896	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	6.998%	9/25/37	CCC	3,233,050
4,153	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6	0.380%	7/25/36	Caa3	3,245,775
7,042	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	3.799%	9/25/35	Caa3	5,934,207
4,364	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	3,882,880
2,545	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	2,038,147
2,144	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.290%	5/25/35	Ca	1,771,012

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$3,500	Residential Asset Mortgage Products Inc. Asset Backed Pass-Through Certificates, Series 2005-RS7	0.690%	7/25/35	Ba3	$2,981,202
7,295	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	0.480%	2/25/36	CCC	6,068,382
3,008	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates Series 2007-SA3	3.953%	7/27/37	D	2,538,667
1,860	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2006-SA3	3.924%	9/25/36	D	1,571,974
3,044	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	5.750%	1/25/36	Caa3	2,547,222
3,071	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	3.361%	2/25/36	Caa2	2,746,904
3,274	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.212%	4/25/37	Caa2	2,873,810
3,502	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.212%	4/25/37	Caa2	3,073,844
2,311	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	3.777%	8/25/36	D	2,043,301
5,512	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.433%	2/20/47	CCC	4,789,722
668	Sierra Receivables Funding Company, Series 2011-1A	6.190%	4/20/26	BB	697,902
71	SMA Issuer LLC 2012-LV1, 144A	3.500%	8/20/25	Baa3	70,759
953	Soundview Home Equity Loan Trust 2004-WMC1 M1	0.940%	1/25/35	BB+	847,382
5,678	Structured Adjustable Rate Mortgage Loan Pass Through Trust, Series 2007-6 2A1	0.380%	7/25/37	CCC	4,256,388
905	Structured Agency Credit Risk Debt Notes 2014-DN2	3.752%	4/25/24	N/R	970,473
7,700	Structured Agency Credit Risk Debt Notes, 2013-DN2	4.402%	11/25/23	N/R	8,563,963
3,222	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-2	2.972%	4/25/37	D	2,734,373
721	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4, 144A	5.650%	10/25/37	Caa1	649,701
1,770	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	3.318%	10/25/37	Caa1	1,638,077
5,223	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.959%	2/25/37	D	4,481,896
3,536	TAL Advantage LLC, Series 2013-1A A, 144A	2.830%	2/22/38	A	3,523,217
3,820	Wachovia Bank Commerical Mortgage Trust, Commercial Mortgage Pass-Through	5.590%	3/15/42	BB–	3,812,551
	Certificates, Series 2005-C17
4,200	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B	4,346,446
1,366	Wachovia Bank Commercial Mortgage Trust, Commericial Mortgage Pass-Through Certificates, Series 2007-C31	5.672%	4/15/47	CCC	1,316,294
3,075	Wachovia Bank Commercial Mortgage Trust, Commericial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	B1	3,210,177
3,825	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.241%	10/15/44	BB	3,783,652
2,014	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.377%	11/25/36	D	1,769,644
3,871	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17	0.944%	12/25/46	CCC	3,210,247
2,915	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	5.000%	1/25/37	D	2,564,127
1,823	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	5.452%	6/25/37	D	1,587,699
2,704	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	2,076,817
6,122	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	4.812%	12/25/36	D	5,249,730
4,599	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.373%	12/25/36	D	4,007,514
3,263	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7	1.104%	7/25/46	CCC	2,782,492
4,140	Wells Fargo Alternative Loan Trust, Mortgage Asset Backed Pass-Through Certificates, Series 2007-PA2	6.000%	6/25/37	D	3,991,044
1,518	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	1,362,658
3,340	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	2.877%	12/25/37	D	2,742,177
547	Wells Fargo Mortgage Backed Securities Trust 2006-AR17, Mortgage Pass-Through Certificates	2.631%	10/25/36	D	527,270
930	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.621%	10/25/36	Caa2	874,259
315	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	3.086%	10/25/36	CCC	295,150

Nuveen Investments

JLS  Nuveen Mortgage Opportunity Term Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$3,187	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	6.085%	11/25/37	Caa2	$2,938,356
6,839	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	2.921%	12/25/37	Caa3	6,330,097
4,440	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR10	2.694%	7/25/36	D	4,053,842
293	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR12	5.989%	9/25/36	Caa1	273,734
660	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR12	3.010%	9/25/36	Caa2	617,999
1,304	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.720%	4/25/36	D	1,277,633
2,004	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.707%	4/25/36	CC	1,930,186
778,844	Total Residential				564,675,023
$778,844	Total Mortgage-Backed Securities (cost $528,406,503)				564,675,023
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED SECURITIES – 0.4% (0.4% of Total Investments)
	Wireless Telecommunication Services – 0.4%
$2,065	GTP Acquisition Partners I LLC, 144A	4.704%	5/15/18	Ba3	$2,102,255
$2,065	Total Asset-Backed Securities (cost $2,065,000)				2,102,255
	Total Long-Term Investments (cost $530,471,503)				566,777,278
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 1.6% (1.1% of Total Investments)
$6,608	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $6,607,631, collateralized by $6,420,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $6,741,000	0.000%	7/01/14	N/A	$6,607,631
	Total Short-Term Investments (cost $6,607,631)				6,607,631
	Total Investments (cost $537,079,134) – 134.8%				573,384,909
	Borrowings – (34.6)% (3), (4)				(147,200,000)
	Other Assets Less Liabilities – (0.2)%				(846,341)
	Net Assets – 100%				$425,338,568

Investments in Derivatives as of June 30, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. 5-Year Treasury Note	Short	(40)	9/14	$(4,778,438)	$5,960
U.S. 10-Year Treasury Note	Short	(29)	9/14	(3,629,984)	13,991
				$(8,408,422)	$19,951

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  Borrowings as a percentage of Total Investments is 25.7%.

(4)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings.

I/O  Interest only security.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

N/A  Not applicable.

See accompanying notes to financial statements.

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2

Portfolio of Investments  June 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 135.5% (99.3% of Total Investments)
	MORTGAGE-BACKED SECURITIES – 135.0% (98.9% of Total Investments)
	Residential – 135.0%
$835	American Credit Auto Receivables 12-3D, 144A	5.000%	9/15/15	BB	$847,988
610	AmeriCredit Automobile Receivables Trust, Series 2010-2 Class E, 144A	8.660%	10/10/17	AA	619,259
2,000	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2	0.680%	10/25/35	B–	1,580,280
2,676	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.398%	9/25/36	CCC	1,901,564
915	Banc of America Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-7	6.226%	10/25/36	Caa3	671,065
994	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	809,631
2,400	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-G	0.457%	7/20/36	B1	2,215,630
1,259	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates,	6.000%	3/25/37	Caa3	1,183,712
	Series 2007-1
305	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.860%	5/20/36	Caa2	287,655
2,348	Bank of America Funding Trust, 2007-A 2A1	0.352%	2/20/47	CCC	2,040,869
2,613	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	0.360%	1/25/37	Caa3	1,970,785
2,078	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	0.370%	3/25/37	Caa3	1,694,423
1,057	Bear Stearns Adjustable Rate Mortgage Trust 2005-3	2.738%	6/25/35	Caa2	982,527
1,294	Bear Stearns Adjustable Rate Mortgage Trust 2007-5	5.308%	8/25/47	D	1,194,411
353	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	5.750%	7/25/36	D	293,697
1,939	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.756%	10/25/36	D	1,551,277
2,305	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.975%	6/25/47	D	2,092,065
501	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	5.456%	2/25/36	Caa3	395,966
2,064	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.638%	2/25/36	Caa3	1,830,844
1,641	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	5.167%	2/25/47	D	1,415,724
857	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	2.831%	2/25/47	D	685,172
1,117	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	0.350%	6/25/46	Ca	743,287
1,902	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	2.854%	8/25/46	Ca	1,393,802
687	Bear Stearns Asset Backed Securities I Trust 2002-EC2	0.590%	2/25/36	BBB	653,664
650	Bear Stearns Commercial Mortgage Securities Trust, Pass-Through Certificates 2007-WR16	5.706%	6/11/40	B1	673,355
788	CAI Funding II Limited, Series 2012-1A, 144A	3.470%	10/25/27	A	796,612
2,000	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5	0.670%	10/25/35	BB–	1,739,646
2,155	Carrington Securities LP, Mortgage Loan Trust Assset-Backed Pass-Through Certificates Series 2007-HE1	0.340%	6/25/37	Caa1	1,857,338
2,118	Chaseflex Trust Series 2007-2	0.470%	5/25/37	CCC	1,873,157
527	Citicorp Mortgage Securities Inc., CitiMortgage Alternative Loan Trust, Senior and Subrodinated REMIC Pass-Through Certificates, Series 2007-A6	6.000%	6/25/37	Caa3	448,210
192	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	2.921%	3/25/36	Caa3	175,219
2,631	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.410%	1/25/37	CCC	1,931,089
361	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, sEROES 2005-3	2.846%	8/25/35	Caa2	335,653
560	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	2.851%	7/25/37	Caa3	500,376
1,180	Commercial Mortgage Pass-Through Certificates Series 2012-CR4, 144A	4.579%	10/15/45	BBB–	1,145,232
809	Countrywide Alternative Loan Trust, Mortgage Pass-Through Cerftificates, Series 2005-63	5.460%	11/25/35	Ca	663,791
626	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-25CB	0.790%	10/25/36	Caa3	458,128
1,730	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	1,308,118
669	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.500%	5/25/36	Ca	511,140
1,738	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19	6.000%	8/25/37	D	1,438,965
719	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Caa3	596,270
2,077	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.292%	8/25/37	Caa3	1,716,754
814	Countrywide Alternative Trust, Mortgage Pass-Through Certificates, Series 2007-18CB	0.660%	8/25/37	D	527,761
768	Countrywide Asset Backed Certificates Trust 2005-IM1	0.590%	11/25/35	BBB+	702,521
1,109	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.340%	3/25/47	AAA	928,157
2,050	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.648%	3/20/36	CCC	1,715,251

Nuveen Investments

JMT  Nuveen Mortgage Opportunity Term Fund 2
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$504	Countrywide CHL Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates, Series 2006-19	6.000%	1/25/37	Caa3	$456,783
1,670	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	5.207%	11/20/35	Caa3	1,535,585
272	Countrywide Home Loans Mortgage Pass-Through Trust Certificates Series 2007-HY5	5.465%	9/25/37	D	254,249
2,259	Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-HY1 1A1	3.116%	4/25/37	D	1,898,423
1,087	Countrywide Home Loans, CHL Mortgage Pass-Through Certificates Trust 2007-21	6.250%	2/25/38	D	991,240
1,539	Countrywide Home Loans, Mortgage Pass-Through Trust Series 2007-HY04	3.080%	9/25/47	D	1,371,841
1,503	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.460%	11/25/35	B+	1,394,090
1,842	Credit Suisse Adjustable Rate Mortgage Trust 2006-3, Pass-Through Certificates	0.271%	8/25/36	CCC	1,157,579
291	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.400%	6/25/37	Caa3	228,626
1,912	Credit Suisse CSMC Mortgage-Backed Trust, Pass-Through Certificates Series 2007-3	5.746%	4/25/37	Caa3	1,071,799
621	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certifcates Series 2005-12	2.979%	3/25/36	Caa3	486,664
386	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	2.704%	5/25/36	D	360,012
240	Fannie Mae Connecticut Avenue Securities, Series 2014-C02	2.748%	5/25/24	N/R	240,000
795	Fannie Mae Connecticut Avenue Securities, Series 2013-C01	5.424%	10/25/23	N/R	956,761
300	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	4.562%	1/25/24	N/R	341,603
1,726	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.459%	5/15/36	Aaa	289,406
2,000	First Franklin Mortgage Loan Trust, Collateralized Mortgage Obligation, Series 2005-FFH3	0.720%	9/25/35	B1	1,859,126
972	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through	6.000%	7/25/36	Caa3	825,371
	Certificates Series 2006-FA3
508	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2007-FA2	5.500%	4/25/37	D	383,644
2,216	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-FA8	0.690%	2/25/37	Caa3	1,393,302
1,865	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	2.260%	9/25/35	Caa2	1,646,698
266	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.598%	5/25/37	D	216,746
154	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.516%	8/25/37	D	128,343
2,180	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	4.500%	6/25/42	N/R	416,075
1,899	Freddie Mac Multi-Class Certificates, (I/O)	6.109%	8/15/35	Aaa	262,211
982	Freddie Mac Multi-Class Certificates, (I/O)	6.809%	8/15/36	Aaa	153,392
1,090	Freddie Mac Multi-Class Certificates, (I/O)	6.209%	6/15/39	Aaa	121,312
1,200	Freddie Mac Multifamily Mortgage Trust, Series 2011-K704, 144A	4.687%	10/25/30	AA+	1,294,553
835	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates,	5.357%	12/25/46	Aaa	937,616
	Series 2010-K6, 144A
380	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates,	3.949%	6/25/47	A–	398,339
	Series 2012-K710, 144A
1,400	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates,	3.626%	7/25/46	Baa3	1,363,954
	Series 2013-K31, 144A
446	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates,	4.636%	6/25/47	BBB+	462,950
	Series 2014-K38, 144A
350	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates,	4.265%	2/25/46	Baa2	361,199
	Series 2014-K715, 144A
2,070	Freddie Mac Multifamily Structured Pass-Through Certificates K036, (I/O)	2.110%	12/25/41	Aaa	336,742
5,375	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.750%	11/25/40	Aaa	658,335
3,521	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.712%	7/25/41	Aaa	429,422
5,015	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.726%	5/25/23	Aaa	647,773
2,775	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.281%	1/25/24	N/R	477,734
3,305	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715, (I/O)	2.084%	2/25/41	N/R	391,557
1,912	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01, (I/O)	1.969%	7/25/40	Aaa	256,114
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.884%	1/25/43	Aaa	208,238
4,656	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012, (I/O)	2.288%	1/25/41	Aaa	606,206
225	Freddie Mac MultiFamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.558%	1/25/47	A–	234,153
4,885	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.619%	8/25/40	Aaa	362,394
1,440	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	D	1,201,333
1,205	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.909%	4/19/36	Caa3	1,083,606
1,401	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2	0.420%	3/25/36	Caa3	1,229,223
2,174	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.640%	8/25/37	CCC	1,859,997
472	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	2.837%	3/25/47	D	414,237

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$2,280	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	2.774%	1/25/36	D	$2,113,516
566	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	126,410
687	GSAA Home Equity Trust Series 2007-5	0.311%	5/25/37	CCC	375,403
929	GSAA Home Equity Trust Series 2007-5	5.788%	3/25/47	CCC	661,156
1,761	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	2.732%	4/25/36	D	1,508,918
1,748	HarborView Mortgage Loan Trust 2006-12	0.421%	12/19/36	CC	1,162,771
2,266	HomeBanc Mortgage Trust, Mortgage Backed Notes 2005-5	0.444%	1/25/36	Caa1	1,931,356
150	IndyMac INDA Mortgage Loan Trust, Series 2006-AR1	5.332%	8/25/36	B2	148,358
1,380	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.715%	7/25/37	Caa2	1,276,202
191	IndyMac INDX Mortgage Loan Trust 2006 AR25	2.925%	9/25/36	Ca	142,922
2,294	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.509%	11/25/35	Caa3	1,948,241
972	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.310%	7/25/36	D	757,358
1,036	IndyMac INDX Mortgage Loan Trust, Series 2006-AR27	0.380%	10/25/36	CCC	683,578
740	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	2.908%	3/25/36	Ca	510,730
2,269	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.187%	6/25/37	Ca	1,737,163
165	JPMorgan Mortgage Acquisition Trust, Asset-Backed Pass-Through Certificates. Series 2006-WMC2	0.281%	7/25/36	CCC	81,209
174	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-S3	6.000%	8/25/37	D	154,253
590	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.783%	6/25/36	Caa2	507,994
1,000	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates 2006-S4	5.960%	12/25/36	CC	836,535
905	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.480%	5/15/45	Baa2	965,327
395	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	335,510
1,806	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A8	0.570%	1/25/37	Caa3	1,206,024
1,300	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	1,310,596
700	JPMorgan Chase Commerical Mortgage Trust, Commerical Mortage Pass-Through	5.464%	12/12/43	Ba1	740,461
	Certificates, Series 2006-CB17 AM
1,250	JPMorgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	0.450%	5/25/37	B3	947,823
1,238	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	4.788%	10/25/36	Caa2	1,063,517
204	JPMorgan Mortgage Trust, Mortgage Pass-Through Certifcates, Series 2007-A4	2.781%	6/25/37	D	171,906
800	LB UBS Commercial Mortgage Trust, Series 2006-C4	5.886%	6/15/38	Ba2	852,889
1,940	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	5.800%	8/25/36	Caa2	1,760,952
2,086	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.124%	6/25/37	D	1,645,659
325	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.610%	12/25/35	CCC	313,758
1,200	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 AM	5.749%	6/12/50	B–	1,262,947
1,100	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.894%	8/12/49	BB	1,164,389
2,340	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 2006- HE1	0.469%	1/25/36	CCC	2,071,902
1,230	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Cerificates, Series 2006-HQ8	5.678%	3/12/44	Ba1	1,252,577
625	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.546%	10/12/52	Baa3	642,714
440	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.546%	10/12/52	Ba1	441,200
1,200	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.691%	4/15/49	Ba2	1,277,966
1,150	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	B1	1,180,293
252	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.803%	3/25/36	Caa3	213,946
1,805	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	D	1,464,223
1,080	Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2007-HF2	0.500%	9/25/37	Caa1	987,797
749	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	0.450%	12/25/35	BB+	700,736
2,149	Mortgage-IT Trust 2005-4	0.446%	10/25/35	BB+	1,969,173

Nuveen Investments

JMT  Nuveen Mortgage Opportunity Term Fund 2
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$525	Nomura Asset Acceptance Corporation, Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-AP3	5.607%	8/25/35	CCC	$413,010
750	Opteum Mortgage Acceptance Corporation, Asset backed Pass-Through Certificates, Series 2006-1	0.466%	4/25/36	CCC	644,978
190	Popular Asset Backed Securities Mortgage Pass-Through Trust 2005-2 M1	5.417%	4/25/35	B1	159,055
1,472	Renaissance Home Equity Loan Trust 2005-3	4.934%	8/25/35	Ba3	1,427,201
2,158	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	7.238%	9/25/37	CCC	1,424,734
1,291	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6	0.380%	7/25/36	Caa3	1,009,357
493	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1006-QS10	0.490%	8/25/36	Caa3	311,471
579	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS8	6.000%	6/25/37	Caa3	469,929
2,189	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	3.799%	9/25/35	Caa3	1,844,831
1,347	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	1,198,378
797	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	638,097
1,019	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	3.810%	1/25/36	Caa3	835,342
337	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS15	6.500%	10/25/36	Ca	274,823
173	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS8	0.640%	8/25/36	Ca	113,437
950	Residential Asset Mortgage Products Inc. Asset Backed Pass-Through Certificates, Series 2005-RS7	0.690%	7/25/35	Ba3	809,183
2,255	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	0.480%	2/25/36	CCC	1,875,833
214	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2005-SA4	3.124%	9/25/35	Caa1	203,417
436	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.212%	4/25/37	Caa2	382,319
1,879	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.212%	4/25/37	Caa2	1,649,326
1,689	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.433%	2/20/47	CCC	1,467,998
216	Sierra Receivables Funding Company, Series 2011-1A, 144A	6.190%	4/20/26	BB	225,792
54	Sierra Receivables Funding Company	5.310%	11/20/25	BBB	54,248
22	SMA Issuer LLC 2012-LV1, 144A	3.500%	8/20/25	Baa3	22,215
291	Soundview Home Equity Loan Trust 2004-WMC1 M1, 144A	0.940%	1/25/35	BB+	258,922
1,744	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1	0.380%	7/25/37	CCC	1,307,319
280	Structured Agency Credit Risk Debt Notes 2014-DN2	3.752%	4/25/24	N/R	300,257
2,300	Structured Agency Credit Risk Debt Notes, 2013-DN2	4.402%	11/25/23	N/R	2,558,067
70	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.650%	10/25/37	Caa1	63,350
1,954	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.959%	2/25/37	D	1,676,885
1,079	TAL Advantage LLC, Series 2013-1A A, 144A	2.830%	2/22/38	A	1,075,100
1,145	Wachovia Bank Commerical Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C17, 144A	5.590%	3/15/42	BB–	1,142,767
1,300	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B	1,345,328
455	Wachovia Bank Commercial Mortgage Trust, Commericial Mortgage Pass-Through Certificates, Series 2007-C31	5.672%	4/15/47	CCC	438,765
925	Wachovia Bank Commercial Mortgage Trust, Commericial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	B1	965,663
1,175	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.241%	10/15/44	BB	1,162,298
603	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.377%	11/25/36	D	530,254
1,159	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17	0.944%	12/25/46	CCC	961,271
508	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	5.000%	1/25/37	D	447,179
473	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	5.452%	6/25/37	D	412,099
1,747	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates,	2.373%	12/25/36	D	1,522,523
	Series 2006-AR

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$980	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR7	1.104%	7/25/46	CCC	$835,191
1,281	Wells Fargo Alternative Loan Trust, Mortgage Asset Backed Pass-Through Certificates, Series 2007-PA2	6.000%	6/25/37	D	1,235,323
1,953	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	1,753,402
1,024	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	2.877%	12/25/37	D	840,401
243	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.621%	10/25/36	Caa2	228,266
980	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	6.085%	11/25/37	Caa2	903,187
2,100	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	2.921%	12/25/37	Caa3	1,943,681
657	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.707%	4/25/36	CC	633,175
235,370	Total Residential				171,358,601
$235,370	Total Mortgage-Backed Securities (cost $160,850,553)				171,358,601
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED SECURITIES – 0.5% (0.4% of Total Investments)
	Wireless Telecommunication Services – 0.5%
$625	GTP Acquisition Partners I LLC, 144A	4.704%	5/15/18	Ba3	$636,276
$625	Total Asset-Backed Securities (cost $625,000)				636,276
	Total Long-Term Investments (cost $161,475,553)				171,994,877
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 1.0% (0.7% of Total Investments)
$1,192	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $1,191,851, collateralized by $1,160,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $1,218,000	0.000%	7/01/14	N/A	$1,191,851
	Total Short-Term Investments (cost $1,191,851)				1,191,851
	Total Investments (cost $162,667,404) – 136.5%				173,186,728
	Borrowings – (36.4)% (3), (4)				(46,200,000)
	Other Assets Less Liabilities – (0.1)%				(84,477)
	Net Assets – 100%				$126,902,251

Investments in Derivatives as of June 30, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. 5-Year Treasury Note	Short	(23)	9/14	$(2,747,602)	$3,427

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  Borrowings as a percentage of Total Investments is 26.7%.

(4)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings.

I/O  Interest only security.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

N/A  Not applicable.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  June 30, 2014 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Assets
Long-term investments, at value (cost $530,471,503 and $161,475,553, respectively)	$566,777,278	$171,994,877
Short-term investments, at value (cost approximates value)	6,607,631	1,191,851
Cash	136,724	40,601
Receivable for:
Interest	1,655,596	584,873
Investments sold	23,226	208,469
Paydowns	155,610	35,547
Other assets	24,572	4,525
Total assets	575,380,637	174,060,743
Liabilities
Borrowings	147,200,000	46,200,000
Dividends payable	1,967,192	576,070
Accrued expenses:
Management fees	514,914	158,132
Interest on borrowings	199,884	62,735
Trustees fees	23,502	1,075
Variation margin on futures contracts	5,078	1,617
Other	131,499	158,863
Total liabilities	150,042,069	47,158,492
Net assets	$425,338,568	$126,902,251
Shares outstanding	15,888,417	4,871,277
Net asset value ("NAV") per share outstanding	$26.77	$26.05
Net assets consist of:
Shares, $.01 par value per share	$158,884	$48,713
Paid-in surplus	372,785,508	115,762,121
Undistributed (Over-distribution of) net investment income	9,651,701	(478,637)
Accumulated net realized gain (loss)	6,416,749	1,047,303
Net unrealized appreciation (depreciation)	36,325,726	10,522,751
Net assets	$425,338,568	$126,902,251
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Six Months Ended June 30, 2014 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Investment Income	$14,260,041	$4,424,646
Expenses
Management fees	3,082,615	946,750
Interest expense	1,250,525	392,463
Shareholder servicing agent fees and expenses	84	86
Custodian fees and expenses	63,945	39,823
Trustees fees and expenses	7,734	2,321
Professional fees	68,950	62,099
Shareholder reporting expenses	26,321	12,566
Stock exchange listing fees	4,399	4,404
Investor relations expenses	42,063	14,049
Other expenses	10,809	9,389
Total expenses	4,557,445	1,483,950
Net investment income (loss)	9,702,596	2,940,696
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,073,756	1,674,428
Futures contracts	(95,712)	(11,887)
Options purchased	151,585	45,309
Change in net unrealized appreciation (depreciation) of:
Investments	10,613,583	3,970,756
Futures contracts	(135,426)	(37,124)
Net realized and unrealized gain (loss)	17,607,786	5,641,482
Net increase (decrease) in net assets from operations	$27,310,382	$8,582,178

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets  (Unaudited)

	Mortgage Opportunity Term Fund (JLS)		Mortgage Opportunity Term Fund 2 (JMT)
	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$9,702,596	$17,123,899	$2,940,696	$5,167,224
Net realized gain (loss) from:
Investments	7,073,756	48,981,092	1,674,428	16,966,227
Futures contracts	(95,712)	114,206	(11,887)	17,318
Options purchased	151,585	—	45,309	—
Swaps	—	52,571	—	16,216
Change in net unrealized appreciation (depreciation) of:
Investments	10,613,583	(33,375,923)	3,970,756	(13,160,964)
Futures contracts	(135,426)	121,075	(37,124)	27,349
Swaps	—	(92,156)	—	(28,410)
Net increase (decrease) in net assets from operations	27,310,382	32,924,764	8,582,178	9,004,960
Distributions to Shareholders
From and in excess of net investment income	(12,504,184)	—	(3,872,665)	—
From net investment income	—	(22,966,633)	—	(6,959,097)
From accumulated net realized gains	—	(20,994,421)	—	(11,022,792)
Return of capital	—	(900,869)	—	(143,738)
Decrease in net assets from distributions to shareholders	(12,504,184)	(44,861,923)	(3,872,665)	(18,125,627)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	352,608	—	457,917
Net increase (decrease) in net assets from capital share transactions	—	352,608	—	457,917
Net increase (decrease) in net assets	14,806,198	(11,584,551)	4,709,513	(8,662,750)
Net assets at the beginning of period	410,532,370	422,116,921	122,192,738	130,855,488
Net assets at the end of period	$425,338,568	$410,532,370	$126,902,251	$122,192,738
Undistributed (Over-distribution of) net investment income at the end of period	$9,651,701	$12,453,289	$(478,637)	$453,332

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Six Months Ended June 30, 2014 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$27,310,382	$8,582,178
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(65,533,606)	(19,869,559)
Proceeds from sales and maturities of investments	81,470,999	26,653,067
Proceeds from (Purchases of) short-term investments, net	(6,607,631)	(1,191,851)
Proceeds from (Payments for) exercised options purchased	151,585	45,309
Amortization (Accretion) of premiums and discounts, net	(2,495,033)	(812,669)
(Increase) Decrease in:
Receivable for interest	154,597	113,615
Receivable for investments sold	2,337	327,892
Receivable for paydowns	19,044	140,484
Receivable for variation margin on futures contracts	9,719	2,344
Other assets	334	(3,374)
Increase (Decrease) in:
Payable for variation margin on futures contracts	5,078	1,617
Accrued management fees	(15,458)	(6,458)
Accrued interest on borrowings	18,228	5,139
Accrued Trustees fees	(2,242)	22
Accrued other expenses	20,575	15,182
Net realized (gain) loss from:
Investments	(7,073,756)	(1,674,428)
Paydowns	127,381	23,158
Options purchased	(151,585)	(45,309)
Change in net unrealized (appreciation) depreciation of investments	(10,613,583)	(3,970,756)
Net cash provided by (used in) operating activities	16,797,365	8,335,603
Cash Flows from Financing Activities:
Proceeds from borrowings	22,650,000	6,750,000
Increase (Decrease) in:
Cash overdraft	(6,029,346)	(4,989,028)
Net borrowings through reverse repurchase agreements	(22,744,303)	(6,759,379)
Cash distributions paid to shareholders	(10,536,992)	(3,296,595)
Net cash provided by (used in) financing activities	(16,660,641)	(8,295,002)
Net Increase (Decrease) in Cash	136,724	40,601
Cash at the beginning of period	—	—
Cash at the end of period	$136,724	$40,601
Supplemental Disclosure of Cash Flow Information	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash paid for interest (excluding borrowing costs)	$1,232,297	$387,324

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions							Total Returns
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Ending NAV	Ending Market Value	Based on NAV(e)	Based on Market Value(e)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2014(j)	$25.84	$.61	$1.11	$1.72	$(.79 )*	$—	$—	$(.79)	$—	$26.77	$24.60	6.71%	9.83%
2013	26.59	1.08	.99	2.07	(1.44)	(1.32)	(.06)	(2.82)	—	25.84	23.14	7.96	(4.85)
2012	21.89	1.27	5.50	6.77	(1.42)	(.65)	—	(2.07)	—	26.59	27.22	32.15	45.47
2011	25.63	1.91	(3.58)	(1.67)	(1.87)	—	(.20)	(2.07)	—	21.89	20.35	(6.90)	(12.68)
2010	23.89	1.81	1.90	3.71	(1.71)	(.24)	(.02)	(1.97)	— **	25.63	25.50	16.06	10.47
2009(b)	23.88	.02	.04	.06	—	—	—	—	(.05)	23.89	25.00	.06	.00
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2014(j)	25.08	.60	1.17	1.77	(.80 )*	—	—	(.80)	—	26.05	23.80	7.11	7.15
2013	26.95	1.06	.79	1.85	(1.43)	(2.26)	(.03)	(3.72)	—	25.08	22.97	7.05	(1.84)
2012	21.78	1.19	6.05	7.24	(1.51)	(.56)	—	(2.07)	—	26.95	27.18	34.56	44.87
2011	25.64	1.90	(3.73)	(1.83)	(1.92)	(.07)	(.04)	(2.03)	—	21.78	20.40	(7.48)	(8.51)
2010(c)	23.88	1.19	1.96	3.15	(1.13)	(.21)	—	(1.34)	(.05)	25.64	24.38	13.20	3.07
	Borrowings at the End of Period(d)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Mortgage Opportunity Term Fund (JLS)
Year Ended 12/31:
2014(j)	$147,200	$3,890
2013	124,550	4,296
Mortgage Opportunity Term Fund 2 (JMT)
Year Ended 12/31:
2014(j)	46,200	3,747
2013	39,450	4,097

Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(f)
	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(g)(h)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2014(j)	$425,339	2.19	%***	4.66	%***	12%
2013	410,532	2.22		3.99		22
2012	422,117	1.45		5.22		12
2011	346,832	1.44		7.90		23
2010	405,755	1.30		7.32		109
2009(b)	358,525	1.21	***	.96	***	0
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2014(j)	126,902	2.39	***	4.73	***	12
2013	122,193	2.38		3.91		21
2012	130,855	1.61		4.84		12
2011	104,621	1.58		7.86		35
2010(c)	123,159	1.45	***	5.68	***	135

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the period November 25, 2009 (commencement of operations) through December 31, 2009.

(c)  For the period February 23, 2010 (commencement of operations) through December 31, 2010.

(d)  The Fund did not use borrowings prior to the fiscal year ended December 31, 2013.

(e)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(f)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings, where applicable, each as described in Note 3 – Portfolio Securities and Investments in Derivatives and Note 8 – Borrowing Arrangements, respectively.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets(d)(i)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2014(j)	.60	%***
2013	.65
2012	.02
	Ratios of Interest Expense to Average Net Assets(d)(i)
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2014(j)	.63	%***
2013	.66
2012	.01

(g)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(h)  For the fiscal years beginning after December 31, 2011, the Funds no longer exclude dollar roll transactions, where applicable.

(i)  The Fund did not invest in reverse repurchase agreements prior to the fiscal year ended December 31, 2012.

(j)  For the six months ended June 30, 2014.

*  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2014, as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders.

**  Rounds to less than $.01 per share.

***  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Mortgage Opportunity Term Fund (JLS) ("Mortgage Opportunity Term (JLS)")

•  Nuveen Mortgage Opportunity Term Fund 2 (JMT) ("Mortgage Opportunity Term 2 (JMT)")

The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified closed-end registered investment companies. Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) were organized as Massachusetts business trusts on September 10, 2009 and December 16, 2009, respectively. It is anticipated that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their assets to shareholders of record as of the date of termination.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Wellington Management Company, LLP ("Wellington Management") and Nuveen Asset Management, LLC ("NAM"), a subsidiary of the Adviser, (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Wellington Management manages the Funds' investments in mortgage-backed securities ("MBS") and other permitted investments. NAM manages the Funds' investments in futures, options and swap contracts.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the "Purchase Agreement") to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund's sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds' investment objectives or policies.

Investment Objectives

Each Fund's investment objective is to generate attractive total returns through opportunistic investments in MBS. Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). Each Fund may also invest up to 20% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, U.S. treasury securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts ("REITs"), as permitted by the 1940 Act.

Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of June 30, 2014, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Outstanding when-issued/delayed delivery purchase commitments	$—	$—

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular monthly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from a Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value ("NAV"), the difference will reduce NAV per share. If a Fund's total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2013 is reflected in the accompanying financial statements.

The distributions made by each Fund during the six months ended June 30, 2014, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over distribution of) net investment income" as of June 30, 2014, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements as of June 30, 2014, may reflect an over-distribution of net investment income.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its managed assets.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of June 30, 2014, the Funds were invested in repurchase agreements that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Prices of fixed-income securities are provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees using the same methods as described above, and are generally classified as Level 2.

The value of exchange-traded options are based on the closing bid and ask prices. Futures contracts are valued using the closing settlement price, or in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen fund's Board of Directors/Trustees or its designee.

Nuveen Investments

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Mortgage Opportunity Term (JLS)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$564,675,023	$—	$564,675,023
Asset-Backed Securities	—	2,102,255	—	2,102,255
Short-Term Investments:
Repurchase Agreements	—	6,607,631	—	6,607,631
Investments in Derivatives:
Futures Contracts**	19,951	—	—	19,951
Total	$19,951	$573,384,909	$—	$573,404,860
Mortgage Opportunity Term 2 (JMT)
Long-Term Investments*:
Mortgage-Backed Securities	$—	$171,358,601	$—	$171,358,601
Asset-Backed Securities	—	636,276	—	636,276
Short-Term Investments:
Repurchase Agreements	—	1,191,851	—	1,191,851
Investments in Derivatives:
Futures Contracts**	3,427	—	—	3,427
Total	$3,427	$173,186,728	$—	$173,190,155

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. Each Fund segregated assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements were recorded as a liability and recognized as "Reverse repurchase agreements" on the Statement of Assets and Liabilities.

Interest payments made on reverse repurchase agreements were recognized as a component of "Interest expense" on the Statement of Operations. In periods of increased demand for the security, a Fund received a fee for use of the security by the counterparty, which may have resulted in interest income to the Fund.

During the current fiscal period the Funds have ceased the use of reverse repurchase agreements, and therefore, as of June 30, 2014, none of the Funds had outstanding reverse repurchase agreements.

During the six months ended June 30, 2014, the average daily balance outstanding and weighted average interest rate on each Fund's reverse repurchase agreements were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average daily balance outstanding	$22,645,000	$6,730,000
Weighted average interest rate	1.82%	1.74%

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty	Net Exposure
Mortgage Opportunity Term (JLS)	Fixed Income Clearing Corporation	$6,607,631	$(6,607,631)	$—
Mortgage Opportunity Term 2 (JMT)	Fixed Income Clearing Corporation	1,191,851	(1,191,851)	—

*  As of June 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund

Nuveen Investments

and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund's account with an amount equal to depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended June 30, 2014, the Funds used five- and/or ten-year U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the six months ended June 30, 2014, was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average notional amount of futures contracts outstanding*	$8,886,156	$2,861,763

*  The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Funds as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Mortgage Opportunity Term (JLS)
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$19,951
Mortgage Opportunity Term 2 (JMT)
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$3,427

* Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolios of Investments and not the cash collateral at brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the six months ended June 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Mortgage Opportunity Term Fund (JLS)	Interest rate	Futures contracts	$(95,712)	$(135,426)
Mortgage Opportunity Term Fund 2 (JMT)	Interest rate	Futures contracts	(11,887)	$(37,124)

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options purchased, at value" on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options purchased" on the Statement of Operations. The

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended June 30, 2014, the Funds briefly held call options on U.S. Treasury futures to protect against continued volatility in the case credit spreads where to widen.

The average notional amount of outstanding options purchased during the six months ended June 30, 2014, was a follows:

	Mortgage Opportunity Term (JLS)		Mortgage Opportunity Term 2 (JMT)
Average notional amount of outstanding options purchased*	$—	**	$—	**

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

**  The Fund did not hold any options purchased at the beginning of the fiscal year or at the end of each quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased on the Statement of Operations during the six months ended June 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Mortgage Opportunity Term (JLS)	Interest rate	Options	$151,585	$—
Mortgage Opportunity Term 2 (JMT)	Interest rate	Options	45,309	—

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares.

Transactions in shares were as follows:

	Mortgage Opportunity Term (JLS)		Mortgage Opportunity Term 2 (JMT)
	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13
Shares issued to shareholders due to reinvestment of distributions	—	12,663	—	16,386

Nuveen Investments

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the six months ended June 30, 2014, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Purchases	$65,533,606	$19,869,559
Sales and maturities	81,470,999	26,653,067

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of taxable income from the feeder Public Private Investment Program funds' investments, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Cost of investments	$524,657,721	$162,223,109
Gross unrealized:
Appreciation	$50,783,498	$11,387,599
Depreciation	(2,056,310)	(423,980)
Net unrealized appreciation (depreciation) of investments	$48,727,188	$10,963,619

Permanent differences, primarily due to investments in MBS, partnership income, return of capital distributions, and distribution character reclassifications, resulted in reclassifications among the Funds' components of net assets as of December 31, 2013, the Funds' last tax year-end, as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Paid-in-surplus	$(900,869)	$(143,738)
Undistributed (Over-distribution of) net investment income	37,408,135	11,073,586
Accumulated net realized gain (loss)	(36,507,266)	(10,929,848)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Funds' last tax year end, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Undistributed net ordinary income	$—	$—
Undistributed net long-term capital gains	—	—

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Funds' last tax year ended December 31, 2013 was designated for purposes of the dividends paid deduction as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Distributions from net ordinary income[1]	$22,966,633	$7,167,835
Distributions from net long-term capital gains	20,994,421	10,814,054
Return of capital	900,869	143,738

1  Net ordinary income consists of net taxable income derived from dividends and interest and net current year earnings and profits attributable to realized gains.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term (JMT)
Post-October capital losses[2]	$388,148	$586,481
Late-year ordinary losses[3]	—	—

2  Capital losses incurred from November 1, 2013 through December 31, 2013, the Funds' last tax year end.

3  Specified losses incurred from November 1, 2013 through December 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund's total annual management fee. The Adviser's portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. Pursuant to an investment sub-advisory agreement between each Fund and Wellington Management, Wellington Management receives 60% of each Fund's total annual management fee. NAM is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets[5]	Fund-Level Fee Rate
For the first $125 million	.9500%
For the next $125 million	.9375
For the next $150 million	.9250
For managed assets over $400 million	.9125

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level[6]	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

5  "Managed assets" means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund's use of effective leverage (whether or not those assets are reflected in the Fund's financial statements for the purposes of U.S. GAAP).

6  The complex-level fee is based on the aggregate daily managed assets (as "managed assets" is defined in each Nuveen fund's investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2014, the complex-level fee rate for each of these Funds was .1653%.

The Funds pay no compensation directly to those of their trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

As of June 30, 2014, Nuveen owned 4,200 shares of each Fund.

8. Borrowing Arrangements

Borrowings

Each Fund entered into a credit agreement ("Borrowings") with Societe Generale as a means of leverage. Each Fund's maximum commitment amount under its Borrowings is as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Maximum commitment amount	$148,000,000	$46,500,000

As of June 30, 2014, each Fund's outstanding balance on its Borrowings was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Outstanding balance on Borrowings	$147,200,000	$46,200,000

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

During the six months ended June 30, 2014, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average daily balance outstanding	$140,324,033	$45,938,950
Average annual interest rate	1.69%	1.69%

In order to maintain these Borrowings, each Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments.

Interest charged on the outstanding balance on Borrowings for each Fund was equal to the 3-Month LIBOR (London Inter-Bank Offered Rate) plus 1.45% per annum on the amount borrowed. In addition to interest expense, each Fund may also pay a fee of 1.45%, which shall accrue daily based on the amount of the difference between 90% of the maximum commitment amount and the drawn balance, when such drawn balance is less than 90% of the maximum commitment amount.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense and fees incurred on the Borrowings are recognized as a component of "Interest expense" on the Statement of Operations.

9. New Accounting Pronouncement

Financial Accounting Standards Board ("FASB") Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update ("ASU") 2013-08, "Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements," which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund's current disclosures already followed this guidance and therefore it does not have an impact on the Funds' financial statements or footnote disclosures.

10. Subsequent Events

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, the new investment management agreements and the new sub-advisory agreements have been approved by shareholders of the Funds.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

	JLS	JMT
Shares Repurchased	—	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Collateralized Mortgage Obligations (CMOs): A type of mortgage-backed security in which principal repayments are organized according to their maturities and into different classes based on risk. A collateralized mortgage obligation is a special purpose entity that receives the mortgage repayments and owns the mortgages it receives cash flows from (called a pool). The mortgages serve as collateral, and are organized into classes based on their risk profile. Income received from the mortgages is passed to investors based on a predetermined set of rules, and investors receive money based on the specific slice of mortgages invested in (called a tranche).

■  Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25–30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

■  Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the fund's investment exposure.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Moody's/RCA Commercial Property Price Index (CPPI): An index that measures price changes in U.S. commercial real estate based on completed sales of the same commercial properties over time, or the "repeat-sales" methodology. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Nuveen Investments

■  Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■  Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

■  S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

I.  The Approval Process

The Board of Trustees of each Fund (each, a "Board" and each Trustee, a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and the sub-advisers to the respective Fund and determining whether to approve or continue such Fund's advisory agreement (each, an "Original Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and sub-advisory agreements (each, an "Original Sub-Advisory Agreement" and, together with the Original Investment Management Agreement, the "Original Advisory Agreements") between (a) the Adviser and Nuveen Asset Management, LLC ("NAM") and (b) the Fund and Wellington Management Company, LLP ("Wellington" and, together with NAM, the "Sub-Advisers"). Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. ("Nuveen") by TIAA-CREF (the "Transaction"). For purposes of this section, references to "Nuveen" herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the "Board" refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Investment Management Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements. In accordance with those terms, the original Sub-Advisory agreements will also terminate except the Original Sub-Advisory Agreement between Wellington and Nuveen Mortgage Opportunity Term Fund 2 (the "Mortgage Fund 2") will not terminate with the termination of the Original Investment Management Agreement for the Mortgage Fund 2. Accordingly, at an in-person meeting held on April 30, 2014 (the "April Meeting"), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved a new advisory agreement (each, a "New Investment Management Agreement") between each Fund and the Adviser and new sub-advisory agreements (each, a "New Sub-Advisory Agreement" and, together with the New Investment Management Agreements, the "New Advisory Agreements") between (a) the Adviser and NAM, on behalf of each Fund, and (b) Nuveen Mortgage Opportunity Term Fund (the "Mortgage Fund") and Wellington, to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the "February Meeting"), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen's capital structure; the regulatory requirements

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

applicable to Nuveen or fund operations; and the Nuveen funds' fees and expenses, including the funds' complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Advisers (collectively, the "Fund Advisers" and each, a "Fund Adviser") and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Adviser and the affiliated sub-advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the employees of the Adviser and the affiliated sub-advisers knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Adviser and the affiliated sub-advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds' investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Advisers) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund's performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser's profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund's expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with

Nuveen Investments

obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and the Sub-Advisers. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain NAM equity and fixed income teams in September 2013 and met with the NAM municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.  Nature, Extent and Quality of Services

1.  The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser's organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Advisers generally provide the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund's daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund's tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund's various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser's continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain

Nuveen Investments

funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser's significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen's continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen's support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Advisers who provide the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Advisers and may recommend changes to the investment teams or investment strategies as appropriate. In assisting the Board's review of the Sub-Advisers, the Adviser provides a report analyzing, among other things, each Sub-Adviser's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and Fund performance (or the portion of each Fund's portfolio allocated to the respective Sub-Adviser). In their review of the Sub-Advisers, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, each Sub-Adviser's organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Nuveen funds' compliance policies and procedures; the

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen's supervision of the Funds' service providers. The Board recognized Nuveen's commitment to compliance and strong commitment to a culture of compliance. Given the Adviser's emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2.  The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the corresponding Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Advisers. Each Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of each Fund's investment portfolio allocated by the Adviser to the respective Sub-Adviser, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen's proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that

Nuveen Investments

Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen's ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF's distribution network, particularly through TIAA-CREF's retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF's retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B.  The Investment Performance of the Funds and Fund Advisers

1.  The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund's performance and the applicable investment teams. In considering each Fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•  The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•  Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•  The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

•  The usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, including both of the Funds, the Board considered the fund's performance compared to its benchmark to help assess the fund's comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund's performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund's performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.i While the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

In considering the performance data, the Independent Board Members noted that each Fund's Performance Peer Group was classified as less relevant as noted above and, as such, the Board considered each Fund's performance compared to its benchmark. The Board noted that each Fund's performance was satisfactory compared to the performance of its benchmark. In this regard, the Board noted that the Funds provided annual gross returns since their inception above the middle of the initial fund-level projections.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

2.  The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

i  The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund's performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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C.  Fees, Expenses and Profitability

1.  Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that each Fund had a net management fee and net expense ratio (including fee waivers and expense reimbursements) higher than its peer average. The Board noted the factors that contributed to each Fund's higher relative expense ratio, including that such was generally due to certain peers in the peer group that did not assess management fees on the leveraged portion of their portfolios, which anomaly reduced the peer group average as well as costs associated with a change in the form of leverage used.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have one or more sub-advisers, either affiliated and/or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser(s). In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser(s) generally reflects the portfolio management services provided by the sub-adviser(s). The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types,

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

With respect to Wellington, the Independent Board Members considered its profitability margins for its advisory activities with respect to the applicable funds. The Independent Board Members also noted that the fees paid to Wellington were the result of arm's-length negotiations.

3.  Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen's consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser's continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser's continued commitment to its business should enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser's particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser's adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent

Nuveen Investments

Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including NAM, the Independent Board Members reviewed such sub-advisers' revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. In addition, with respect to sub-advisers that are not affiliated with Nuveen, including Wellington, the Independent Board Members also considered such sub-advisers' revenues, expenses and profitability margins for their advisory activities with the applicable funds. Based on their review, the Independent Board Members were satisfied that each Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4.  The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser's level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.  The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2.  The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF's retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.  Indirect Benefits

1.  The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund's portfolio transactions are allocated by the Sub-Advisers. Accordingly, with respect to NAM, the Independent Board Members considered that it may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund's portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by NAM may also benefit the Funds and their shareholders to the extent the research enhances NAM's ability to manage the Funds. The Independent Board Members noted that NAM's profitability may be

Nuveen Investments

somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. With respect to Wellington, the Independent Board Members noted that it only executes principal trades on behalf of the Nuveen funds and therefore has not engaged in soft dollar transactions on behalf of the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2.  The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.  Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•  Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•  The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•  The reputation, financial strength and resources of TIAA-CREF.

•  The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

•  The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF's distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF's expertise and investment capabilities in additional asset classes.

G.  Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

II.  Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the "Interim Investment Management Agreement") between the respective Fund and the Adviser and also approved interim sub-advisory agreements (each, an "Interim Sub-Advisory Agreement") between (a) the Adviser and NAM, on behalf of each Fund, and (b) the Mortgage Fund and Wellington. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or the corresponding New Sub-Advisory Agreement, respectively. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

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Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-K-0614D 2844-INV-B08/15

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 5, 2014